                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              LADD FURNITURE, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                       [LADD Furniture, Inc. Letterhead]


                               IMPORTANT REMINDER
                       TIME IS SHORT. PLEASE VOTE TODAY!



                                                      January 13, 2000


Dear LADD Shareholder:

We have previously mailed to you proxy materials relating to the Special Meeting of Shareholders of LADD Furniture, Inc. to be held on Thursday, January 27, 2000.

Our records indicate that we have not received your proxy card for this important meeting. Please vote today in order to avoid unnecessary solicitation costs to the company.

If your shares are held by a bank or broker who has provided you with the option of voting via telephone or the Internet, please utilize one of these services. This is a very quick and easy way of submitting your vote immediately. Please refer to the voting form you received for the appropriate telephone number or website information, and have your control number ready when using either of these two options.

Alternatively, please take a moment to sign, date and mail the enclosed duplicate proxy card promptly in the return envelope we have provided for your convenience.

For the reasons set forth in the Proxy Statement/Prospectus dated December 23, 1999, your Board of Directors recommends that you vote "FOR" the approval and adoption of the merger agreement and the merger.

Thank you very much for your cooperation and continued support.


                                         Sincerely,


                                         Fred L. Schuermann, Jr.

                       [LADD Furniture, Inc. Letterhead]


                               IMPORTANT REMINDER

                       TIME IS SHORT. PLEASE VOTE TODAY!



                                                      January 13, 2000


Dear LADD Shareholder:

We have previously mailed to you proxy materials relating to the Special Meeting of Shareholders of LADD Furniture, Inc. to be held on Thursday, January 27, 2000.

Our records indicate that we have not received your proxy card for this important meeting. Regardless of the number of shares you own, it is important that you vote them at the meeting. If you have not already mailed in your proxy card, please take a moment to sign, date and mail the enclosed duplicate proxy card promptly in the return envelope we have provided for your convenience.

For the reasons set forth in the Proxy Statement/Prospectus dated December 23, 1999, your Board of Directors recommends that you vote "FOR" the approval and adoption of the merger agreement and the merger.

Thank you very much for your cooperation and continued support.


                                         Sincerely,


                                         Fred L. Schuermann, Jr.